EXHIBIT 10.2

EXECUTED COPY

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 20, 2012, among Affinion Group Holdings, Inc., a Delaware corporation (“Holdings”), Affinion Group, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereto, the various agents party hereto, Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and Deutsche Bank Securities Inc. (“DBSI”), in its capacity as arranger of this Amendment (the “Amendment Arranger”).

PRELIMINARY STATEMENTS:

(1) Holdings and the Borrower have entered into that certain Amended and Restated Credit Agreement, dated as of April 9, 2010 (as so amended and restated and as amended, modified and/or supplemented through the date hereof, the “Credit Agreement”), with the Administrative Agent, Credit Suisse Securities (USA) LLC (“CSS”), as syndication agent, DBSI, J.P. Morgan Securities LLC (f/k/a J.P. Morgan Securities Inc.) (“JPM”) and UBS Securities LLC (“UBS”), as documentation agents, Bank of America Securities LLC (“BAS”) and CSS, as joint lead arrangers, and BAS, CSS, DBSI, JPM and UBS, as joint bookrunners. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Holdings and the Borrower have requested and the undersigned Lenders and the Administrative Agent have agreed, on the terms and conditions stated below, to amend and modify the Credit Agreement as set forth herein.

(3) Accordingly, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows, effective as of the Amendment No. 1 Effective Date (as defined below):

SECTION 1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated as of November 20, 2012, among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent and Deutsche Bank Securities Inc., as arranger of Amendment No 1.

“Amendment No. 1 Effective Date” shall have the meaning provided in Amendment No. 1.

(b) The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “3.50%” appearing therein and inserting the text “5.00%” in lieu thereof and (ii) deleting the text “2.50%” appearing therein and inserting the text “4.00%” in lieu thereof.

(c) The definition of “Pro Forma Basis’’ appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “2.20(c)”, after the text “2.11(b),” appearing in said Section.

(d) Section 2.10(e) of the Credit Agreement is hereby amended by deleting the text “made on or before the date that is one year after the Restatement Effective Date” appearing therein and inserting the text “made on or after the Amendment No. 1 Effective Date but on or before the date that is one year after the Amendment No. 1 Effective Date” in lieu thereof.

(e) Section 6.10 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

“Section 6.10. Senior Secured Leverage Ratio. Permit the Senior Secured Leverage Ratio on the last day of any fiscal quarter set forth below to exceed the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ended	Ratio
September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013	4.25:1.00
March 31, 2014 and June 30, 2014	4.00:1.00
September 30, 2014 and December 31, 2014	3.75:1.00
March 31, 2015 and thereafter	3.00:1.00”

(f) Section 6.11 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

“Section 6.11. Interest Coverage Ratio. Permit the Interest Coverage Ratio on the last day of any fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ended	Ratio
September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014	1.25:1.00
June 30, 2014 and September 30, 2014	1.35:1.00

Fiscal Quarter Ended	Ratio
December 31, 2014 and March 31, 2015	1.50:1.00
June 30, 2015 and thereafter	1.65:1.00”

(g) Section 8.06(b) of the Credit Agreement is hereby amended by deleting clauses (b) and (c) of the second sentence said Section and inserting the following text in lieu thereof:

“(b) the retiring the Swingline Lender shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents, and (c) at the sole election of the retiring Administrative Agent, in its capacity as an Issuing Bank, either (i) the retiring Administrative Agent, in its capacity as an Issuing Bank, shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents, and the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit or (ii) the retiring Administrative Agent, in its capacity as an Issuing Bank, shall remain party to this Agreement as an Issuing Bank, and in such capacity shall continue to have all of the rights and obligations of an “Issuing Bank” under this Agreement and the other Loan Documents with respect to each Letter of Credit previously issued by such Issuing Bank and outstanding at the time of its resignation as Administrative Agent (including, without limitation, the right to receive Issuing Bank Fees pursuant to Section 2.12(b)), but shall not be required to issue any new (or renew or extend any existing) Letters of Credit”.

(h) Holdings, the Borrower, the Administrative Agent, the Amendment Arranger, Deutsche Bank Trust Company Americas (“DBTCA”) and the Required Lenders hereby (i) acknowledge receipt of that certain “Resignation of Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender”, dated as of November 16, 2012, from Bank of America, N.A. (“Bank of America”) as retiring Administrative Agent, (ii) agree that (x) Bank of America, DBTCA and the Loan Parties shall, as soon as reasonably practicable, but in any event not later than December 14, 2012 (or such later date as shall be approved by Bank of America, DBTCA and the Borrower (such approval not to be unreasonably withheld, delayed or conditioned)) enter into a customary agency resignation and assignment agreement in form and substance reasonably acceptable to Bank of America, DBTCA and the Borrower, (y) upon the effectiveness of the resignation of Bank of America as Administrative Agent and the execution and delivery of such agency resignation and assignment agreement by the parties thereto, DBTCA shall be appointed as the successor Administrative Agent, Issuing Bank and Swingline Lender (without any requirement for any further consent of the Required Lenders and the Loan Parties) and succeed as Administrative Agent, Issuing Bank and Swingline Lender in accordance with the provisions of the Credit Agreement (including Sections 2.05 and 8.06) and such agency resignation and assignment agreement and (z) the Loan Parties, DBTCA, Bank of America and the Administrative Agent may enter into such technical amendments to the Credit Agreement and the other Loan Documents as may be required or advisable in the judgment of the successor Administrative Agent to effectuate the purposes of this clause (h) and the agency transfer contemplated by such agency resignation and assignment agreement (including, without limitation, modifications to references to “Bank of America” in the definition of “ABR” and the applicable notice provisions in Section 9.01(a) of the Credit Agreement) and (iii) in the case of the Required Lenders, authorize (x) DBTCA and Bank of America to enter into the documentation described in sub-clauses (ii)(x) and (z) above and (y) the appointment of DBTCA as successor Administrative Agent in connection therewith; provided, however, that, notwithstanding the foregoing, the provisions of this clause (h) shall not be construed to limit or restrain in any manner the rights that Bank of America has as retiring Administrative Agent under Section 8.06 of the Credit Agreement 30 days after it has provided notice of resignation as provided above, including without limitation, the effectiveness of the resignation of Bank of America referred to in the immediately preceding clause (i), regardless of whether any resignation and assignment agreement has been entered into or whether a successor Administrative Agent has been appointed at such time. Additionally, in connection with, and to facilitate, DBTCA’s appointment as the successor Administrative Agent, Bank of America is authorized to transfer to DBTCA, prior to the execution and delivery of the agency resignation and assignment agreement, all information in its possession in its capacities as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender regarding the Lenders, the Loan Parties, the Loans and the Loan Documents.

SECTION 2. Conditions of Effectiveness. This Amendment is subject to the provisions of Section 9.09 of the Credit Agreement. This Amendment shall become effective as of the date (the “Amendment No. 1 Effective Date”) when, and only when, each of the following conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Amendment Arranger:

(a)(x) The Administrative Agent and the Amendment Arranger shall have received counterparts of this Amendment executed by Holdings, the Borrower, Lenders constituting the Required Lenders, the Administrative Agent, the Amendment Arranger and DBTCA and (y) the Administrative Agent and the Amendment Arranger shall have additionally received all of the following documents, each of which (unless otherwise specified) shall be dated the date of receipt thereof by the Administrative Agent and the Amendment Arranger (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and the Amendment Arranger (unless otherwise specified):

(i) Counterparts of the consent attached hereto executed by each Subsidiary Guarantor; and

(ii) A certificate signed by a duly authorized officer of Holdings and the Borrower stating that:

(A) the representations and warranties contained in the Loan Documents and in Section 4 hereof that are qualified by materiality are true and correct, and each of such representations and warranties that are not so qualified are true and correct in all material respects, in each case, on and as of the date of such certificate as though made on and as of such date other than any such representations and warranties that, by their terms, expressly refer to a specific date other than the date of such certificate, in which case as of such specific date; and

(B) as of Amendment No. 1 Effective Date, both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

(b) The Borrower shall have paid to the Administrative Agent and the Amendment Arranger (or their applicable affiliates) all fees (including the Consent Fee referred to below, which shall be paid in accordance with Section 3 set forth below), costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Amendment Arranger (or their applicable affiliates) to the extent then due.

SECTION 3. Consent Fee. The Borrower agrees to pay to the Amendment Arranger, for the account of each Lender that delivers to the Administrative Agent and the Amendment Arranger (or its counsel) an executed counterpart of this Amendment on or prior to 5:00 p.m., New York City time, on November 20, 2012, a payment (collectively, the “Consent Fee”) in an amount equal to 0.50% of the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Amendment No. 1 Effective Date and (ii) the Revolving Loan Commitment of such Lender as in effect on the Amendment No. 1 Effective Date. The Consent Fee shall be payable in Dollars and in immediately available funds and, once paid, such fees or any part thereof shall not be refundable. Within three Business Days of receipt of the Consent Fee, the Amendment Arranger shall pay over the Consent Fee to the Administrative Agent, which (upon receipt thereof) shall distribute to each relevant Lender the portion of the Consent Fee to which it is entitled (as specified in writing by the Amendment Arranger to the Administrative Agent).

SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) The execution, delivery and performance by Holdings and the Borrower of this Amendment, the execution and delivery of the Consent hereto by each Subsidiary Guarantor and the performance by Holdings, the Borrower and each Subsidiary Guarantor of the Credit Agreement (as amended hereby) have been duly authorized by all necessary corporate action.

(b) This Amendment has been duly executed and delivered by Holdings and the Borrower and the Consent has been duly executed by each Subsidiary Guarantor. This Amendment and the Credit Agreement (as amended hereby) constitute the legal, valid and binding obligations of Holdings, the Borrower and the Subsidiary Guarantors, enforceable against Holdings, the Borrower and the Subsidiary Guarantors in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

SECTION 5. Reference to and Effect on the Credit Agreement and the other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the

Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the administration of the Credit Agreement (as amended hereby) and all costs and expenses of the Administrative Agent and/or the Amendment Arranger in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and the Amendment Arranger) to the same extent that such fees and expenses would be payable under, and on the same terms as are set forth in, Section 9.05 of the Credit Agreement, without regard (in the case of the Amendment Arranger) as to whether the Amendment Arranger is a party to the Credit Agreement or specifically referenced in said Section.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AFFINION GROUP, INC.

By:	/s/ Todd Siegel
Name:	Todd Siegel
Title:	CEO

AFFINION GROUP HOLDINGS, INC.

By:	/s/ Todd Siegel
Name:	Todd Siegel
Title:	CEO

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Frank Byrne
Name: Frank Byrne
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK SECURITIES INC., as Amendment Arranger

By:	/s/ Scott Sartorius
Name: Scott Sartorius
Title: Managing Director

By:	/s/ Christopher Blum
Name: Christopher Blum
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS (for purposes of Section 1(h) of this Amendment)

By:	/s/ Valerie Shapiro
Name: Valerie Shapiro
Title: Director

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Christopher Reo Day
Name: Christopher Reo Day
Title: Vice President

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Associate

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Frank Byrne
Name: Frank Byrne
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Deutsche Bank AG New York Branch

By:	DB Services New Jersey, Inc.

By:	/s/ Angeline Quintana
Name: Angeline Quintana
Title: Assistant Vice President

By:	/s/ Deirdre Cesarió
Name: Deirdre Cesarió
Title: Assistant Vice President

*Term Loan Lender

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

JPMORGAN CHASE BANK, N.A.

By:	/s/ John G. Kowalczuk
Name: John G. Kowalczuk
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

AIMCO CLO, SERIES 2005-A

By:	/s/ Marvin L. Lutz, III
Name: Marvin L. Lutz, III
Title: Authorized Signatory

By:	/s/ Mark Cloghessy
Name: Mark Cloghessy
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARlOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

        AIMCO CLO, SERIES 2006-A

By:	/s/ Marvin L. Lutz, III
Name: Marvin L. Lutz, III
Title: Authorized Signatory

By:	/s/ Mark Cloghessy
Name: Mark Cloghessy
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

AIRLIE CLO 2006-II LTD

By:	/s/ Seth Cameron
Name: Seth Cameron
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

        ALLSTATE INSURANCE COMPANY

By:	/s/ Marvin L. Lutz, III
Name: Marvin L. Lutz, III
Title: Authorized Signatory

By:	/s/ Mark Cloghessy
Name: Mark Cloghessy
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Marvin L. Lutz, III
Name: Marvin L. Lutz, III
Title: Authorized Signatory

By:	/s/ Mark Cloghessy
Name: Mark Cloghessy
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

BY: ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

BY: ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES ENHANCED LOAN INVESTMENT STRATEGY IR, LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., ITS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES IIIR/IVR CLO LTD.

BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES INSTITUTIONAL LOAN FUND B.V.

BY: ARES MANAGEMENT LIMITED, AS MANAGER

By:	/s/ John Leupp
Name: John Leupp
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Ares NF CLO XIV Ltd

BY: Ares NF CLO XIV Management, L.P., its collateral manager

BY: Ares NF CLO XIV Management

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Ares NF CLO XV Ltd

BY: Ares NF CLO XV Management, L.P., its collateral manager

BY: Ares NF CLO XV Management LLC, its general partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES SENIOR LOAN TRUST

BY: ARES SENlOR LOAN TRUST MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY: ARES SENIOR LOAN TRUST MANAGEMENT, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES SPC HOLDINGS, L.P.

BY: ARES SPC HOLDINGS GP LLC, GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES VIR CLO LTD.

By:	ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

By:	ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES VR CLO LTD.

By:	ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER

By:	ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES X CLO LTD.

By:	ARES CLO MANAGEMENT X, L.P., ITS INVESTMENT MANAGER

By:	ARES CLO GP X, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES XI CLO LTD.

By:	ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES XII CLO LTD.

By:	ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

By:	ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES XVI CLO LTD.

By:	ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER

By:	ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES XXI CLO LTD.

By:	ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER

By:	ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES XXIII CLO LTD.

By:	ARES CLO MANAGEMENT XXIII, LP., ITS ASSET MANAGER

By:	ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARES XXIV CLO LTD.

By:	ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER

By:	ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ARROWOOD INDEMNITY COMPANY
By:	Invesco Senior Secured Management, Inc.

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Arrowood Indemnity Company, as administrator of The Pension Plan of Arrowood Indemnity Company
By:	Invesco Senior Secured Management, Inc.

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

ASF1 Loan Funding LLC

By:	Citibank N.A.

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.
Baker Street Funding CLO 2005-1 Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager
Baptist Health South Florida, Inc.
By:	Seix Investment Advisors LLC, as Advisor

Blue Cross of Idaho Health Service, Inc.
By:	Seix Investment Advisors LLC, as Investment Manager

Mountain View Funding CLO 2006-I, Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Ridge Worth Funds – Seix Floating Rate High Income Fund
By:	Seix Investment Advisors LLC, as Subadviser

RidgeWorth Funds – Total Return Bond Fund
By:	Seix Investment Advisors LLC, as Subadviser

Rochdale Fixed Income Opportunities Portfolio
By:	Seix Investment Advisors LLC, as Subadviser

Seix Multi-Sector Absolute Return Fund L.P.
By	Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By:	Seix Investment Advisors LLC, its sole member as Lenders

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Bank of America, N.A,

By:	/s/ Meredith R. Smith
Name: Meredith R. Smith
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

BELHURST CLO LTD.

By:	Invesco Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

BlackRock Senior High Income Fund, Inc.

Allied World Assurance Company, Ltd

JPMBI re Blackrock BankLoan Fund

BlackRock Floating Rate Income Trust

BlackRock Strategic Bond Trust

BlackRock Defined Opportunity Credit Trust

BlackRock High Yield Trust

BlackRock Limited Duration Income Trust

BMI-CLO-I

BlackRock Funds II BlackRock Floating Rate Income Portfolio

BlackRock Funds II -BlackRock High Yield Bond Portfolio

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio

BlackRock Secured Credit Portfolio of BlackRock Funds II

BlackRock Senior Income Series II

BlackRock Senior Income Series IV

BlackRock Senior Income Series V Limited

BlackRock High Yield Portfolio of BlackRock Series Fund, Inc.

BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc.

California State Teachers’ Retirement System

BlackRock Corporate High Yield Fund, Inc.

Global High Yield Bond Fund, a series of DSBI – Global Investment Trust

BlackRock Debt Strategies Fund, Inc.

Employees’ Retirement Fund of the City of Dallas

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Global Investment Series: Income Strategies Portfolio

BlackRock High Income Shares

Alterra Bermuda Limited

BlackRock Corporate High Yield Fund VI, Inc.

BlackRock Corporate High Yield Fund V, Inc.

Ironshore Inc.

Magnetite VI, Limited

MET Investors Series Trust – BlackRock High Yield Portfolio

Navy Exchange Service Command Retirement Trust

The PNC Financial Services Group, Inc.

PPL Sercies Corporation Retirement Master Trust

Advanced Series Trust – AST BlackRock Global Strategies Portfolio

BlackRock Senior Floating Rate Portfolio

SCOR Global Life Americas Reinsurance Company

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

BLT 40 LLC

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

BOC PENSION INVESTMENT FUND

By:	Invesco Senior Secured Management, Inc. as
Attorney in Fact

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

BRYCE FUNDING

By:	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

CANNINGTON FUNDING LTD.

By:	Silvermine Capital Management LLC
As Investment Manager
By:	/s/ Pallo Blume-Tucker
Name: Pallo Blume-Tucker
Title: Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

CAVALRY CLO I, Ltd.

By:	Regiment Capital Management, LLC,
its Investment Adviser
By:	/s/ Mark A. Brostowski
Name: Mark A. Brostowski
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Cent CDO 10 Limited

By:	Columbia Management Investment Advisers, LLC As Collateral Manager
By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Cent CDO 12 Limited

By:	Columbia Management Investment Advisers, LLC As Collateral Manager
By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Cent CDO 14 Limited

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Cent CDO 15 Limited

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Cent CDO XI Limited

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Cent CDO 16, L.P.

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director Business Operations

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Centurion CDO 8 Limited

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Centurion CDO 9 Limited

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

CIFC Funding 2006-I, Ltd. CIFC Funding 2006-IB, Ltd. CIFC Funding 2007-III, Ltd. CIFC Funding 2007-IV, Ltd.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

COBBLE HILL FUNDING

By:	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Columbia Funds Variable Series Trust II – Variable Portfolio – Eaton Vance Floating – Rate Income Fund

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Columbia Variable Portfolio – Strategic Income Fund, series of Columbia Funds Variable Insurance Trust

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

COMMUNITY INSURANCE COMPANY

By:	ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

By:	ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

COMSTOCK FUNDING LTD.

By:	Silvermine Capital Management LLC
As Collateral Manager
By:	/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

CONFLUENT 2 LIMITED

By:	ARES PRIVATE ACCOUNT MANAGEMENT I, AS SUB-MANAGER
By:	ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS GENERAL PARTNER
By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Confluent 3 Limited

By:	Invesco Senior Secured Management, Inc.
As Investment Manager
By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

CONFLUENT 4 LIMITED,

As Lender

By:	Loomis, Sayles & Company, L.P.
As Sub-Manager
By:	Loomis, Sayles & Company, Incorporated
Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory
By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

DAVIDSON RIVER TRADING, LLC

By:	SunTrust Bank, its Manager
By:	/s/ Douglas Weltz
Name: Douglas Weltz
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

DENALI CAPITAL CLO IV, LTD.

By:	Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

DENALI CAPITAL CLO V, LTD.

By:	Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

DENALI CAPITAL CLO VI, LTD.

By:	Denali Capital LLC, managing member of
DC Funding Partners LLC, collateral manager

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

DENALI CAPITAL CLO VII, LTD.

By:	Denali Capital LLC, managing member of
DC Funding Partners LLC, collateral manager

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Deutsche Bank AG New York Branch

By:	/s/ Valerie Shapiro
Name: Valerie Shapiro
Title: Director

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Oppenheimer Global Strategic Income Fund

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

West CLO 2012-1 Ltd.

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: VP, Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Draco Dollar Funding Limited

By:	/s/ Sinisa Krnic
Name: Sinisa Krnic
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

DUANE STREET CLO I, LTD.

By:	Citigroup Alternative Investments LLC, As Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

DUANE STREET CLO III, LTD.

By:	Citigroup Alternative Investments LLC, As Collateral Manager

By:	/s/ Roger Yee
Name: Roger Yee
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

DUANE STREET CLO IV, LTD.

By:	Citigroup Alternative Investments LLC, As Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance CDO IX Ltd.

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance CDO VII PLC

By:	Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance CDO VIII, Ltd.

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance CDO X, PLC

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance Floating-Rate Income Trust

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance Institutional Senior Loan Fund

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance Limited Duration Income Fund

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance Simeon Floating-Rate Trust

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance Senior Income Trust

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance Short Duration Diversified Income Fund

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

Eaton Vance VT Floating-Rate Income Fund

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

ECP CLO 2008-1, LTD

By:	Silvermine Capital Management LLC
As Portfolio Manager

By:	/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

ECP CLO 2012-3, LTD

By:	Silvermine Capital Management

By:	/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

ECP CLO 2012-4, LTD

By:	Silvermine Capital Management

By:	/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

First Trust Senior Floating Rate Income Fund II

By:	First Trust Advisors L.P.,
its investment manager

By:	/s/ William Housey
Name: William Housey
Title: Senior Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

GANNETT PEAK CLO I, LTD.

By:	THL Credit Senior Loan Strategies LLC,
as Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Global Leveraged Capital Credit Opportunity Fund I

By:	Global Leveraged Capital Management, LLC
as Collateral Manager

By:	/s/ Christian Giordano
Name: Christian Giordano
Title: Principal

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

GLOBAL LOAN OPPORTUNITY FUND B.V.

By:	ARES MANAGEMENT LIMITED,
ITS PORTFOLIO MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Golden Knight II CLO, Ltd.

By:	/s/ Christopher Towle
Name: Christopher Towle
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

GoldenTree Loan Opportunities III, Limited

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

GoldenTree Loan Opportunities IV, Limited

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

GoldenTree Loan Opportunities V, Limited

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

GoldenTree Loan Opportunities VI, Limited

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Goldman Sachs Lending Partners LLC

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

GRAYSON & CO.

By:	Boston Management and Research As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

GREENS CREEK FUNDING LTD.

By:	Silvermine Capital Management LLC As Investment Manager

By:	/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

GREYROCK CDO LTD.

By:	Aladdin Capital Management LLC, as Lender

By:	/s/ James Bragg
Name: James Bragg
Title: Designated Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Gulf Stream – Compass CLO 2005-I, Ltd.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Gulf Stream – Compass CLO 2005-II, Ltd.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Gulf Stream – Compass CLO 2007, Ltd.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Gulf Stream – Rashinban CLO 2006-I, Ltd.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Gulf Stream – Sextant CLO 2006-1, Ltd.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Gulf Stream – Sextant CLO 2007-1, Ltd.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

The Hartford Floating Rate Fund, as Lender

By:	Wellington Management Company, LLP
as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

The Hartford Floating Rate High Income Fund, as Lender

By:	Wellington Management Company, LLP
as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

HOLSTON RIVER TRADING, LLC

By:	SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
Name: Douglas Weltz
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

HUDSON CANYON FUNDING II, LTD

By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager & Attorney-In-Fact

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

ING Investment Trust Co. Plan for Employee Benefit Investment Funds – Senior Loan Fund
By:	ING Investment Trust Co. as its trustee

ING (L) Flex – Senior Loans
By:	ING Investment Management Co. LLC, as its investment manager

ING Prime Rate Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Senior Income Fund
By:	ING Investment Management Co. LLC, as its investment manager

ING Floating Rate Fund
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO I, LTD.
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2011-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

Phoenix CLO I, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2012-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

ING IM CLO 2012-2, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Josh Mahon
Name: Josh Mahon
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Invesco Floating Rate Fund

By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Invesco Van Kampen Dynamic Credit Opportunities Fund

By:	Invesco Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Invesco Van Kampen Senior Income Trust

By:	Invesco Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Invesco Van Kampen Senior Loan Fund

By:	Invesco Senior Secured Management, Inc.
as Sub-Adviser

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Invesco Zodiac Funds – Invesco US Senior Loan Fund

By:	Invesco Management SA
As Investment Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Jefferies Leveraged Credit Products, LLC

By:	/s/ Paul J. Loomis
Name: Paul J. Loomis
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

By:	PPM America, Inc. as sub-adviser

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

LANDMARK IV CDO LIMITED

By:	Aladdin Capital Management LLC, as Lender

By:	/s/ James Bragg
Name: James Bragg
Title: Designated Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

LANDMARK IX CDO LTD

By:	Aladdin Capital Management LLC, as Lender

By:	/s/ James Bragg
Name: James Bragg
Title: Designated Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

LANDMARK V CDO LIMITED

By:	Aladdin Capital Management LLC, as Lender

By:	/s/ James Bragg
Name: James Bragg
Title: Designated Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

LANDMARK VII CDO LTD

By:	Aladdin Capital Management LLC, as Lender

By:	/s/ James Bragg
Name: James Bragg
Title: Designated Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

LANDMARK VIII CLO LTD

By:	Aladdin Capital Management LLC, as Lender

By:	/s/ James Bragg
Name: James Bragg
Title: Designated Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

LIMEROCK CLO I

By:	INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

LOOMIS SAYLES CLO I, LTD. As Lender

By:	Loomis Sayles & Company, L.P., Its Collateral Manager

By:	Loomis Sayles & Company, Incorporated, Its General Manager

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Lord Abbett Bond Debenture Fund, Inc.

By:	/s/ Christopher Towle
Name: Christopher Towle
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund

By:	/s/ Christopher Towle
Name: Christopher Towle
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Lord Abbett Series Fund, Inc. – Bond Debenture Portfolio

By:	/s/ Christopher Towle
Name: Christopher Towle
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

MAGNOLIA FUNDING

By:	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

MET INVESTORS SERIES TRUST MET/EATON VANCE FLOATING RATE PORTFOLIO BY EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Morgan Stanley Investment Management Croton, Ltd.
By:	Invesco Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

MSIM Peconic Bay, Ltd.
By:	Invesco Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

NACM CLO I

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: VP, Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

NCRAM Loan Trust

By:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Neptune Finance CCS, Ltd.

By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Nob Hill CLO, Ltd

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Nomura Bond & Loan Fund

By:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

OCEAN TRAILS CLO I

By:	West Gate Horizons Advisors LLC,
as Investment Manager

By:	/s/ Bradley Bryan
Name: Bradley Bryan
Title: Senior Credit Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

OCEAN TRAILS CLO II

By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Bradley Bryan
Name: Bradley Bryan
Title: Senior Credit Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

OCTAGON INVESTMENT PARTNERS VII, LTD.

By:	Octagon Credit Investors, LLC as Collateral Manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.

By:	Octagon Credit Investors, LLC as Collateral Manager

OCTAGON INVESTMENT PARTNERS IX, LTD.

By:	Octagon Credit Investors, LLC as Manager

OCTAGON INVESTMENT PARTNERS X, LTD.

By:	Octagon Credit Investors, LLC as Collateral Manager

OCTAGON INVESTMENT PARTNERS XI, LTD.

By:	Octagon Credit Investors, LLC as Collateral Manager

HAMLET II, LTD.

By:	Octagon Credit Investors, LLC as Collateral Manager

OCTAGON INVESTMENT PARTNERS XII, LTD.

By:	Octagon Credit Investors, LLC as Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

US BANK N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)
By:	Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

One Wall Street CLO II LTD

By:	Alcentra NY, LLC,
as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Oppenheimer Master Loan Fund, LLC

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as
Agent for OppenheimerFunds, Inc.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Oppenheimer Global Allocation Fund

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as
Agent for OppenheimerFunds, Inc.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Oppenheimer Senior Floating Rate Fund

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as
Agent for OppenheimerFunds, Inc.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Oppenheimer Global Strategic/VA

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as
Agent for OppenheimerFunds, Inc.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Pacific Select Fund Floating Rate Loan Portfolio

By:	Eaton Vance Management
as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Pacific Life Funds – PL Floating Rate Loan Fund

By:	Eaton Vance Management
as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Pacifica CDO III LTD

By:	Alcentra NY, LLC,
as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Pacifica CDO V LTD

By:	Alcentra NY, LLC,
as investment adviser

By:	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Pacifica CDO VI LTD

By:	Alcentra NY, LLC,
as investment adviser

By:	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Pioneer Absolute Return Credit Fund Pioneer Diversified High Income Trust Pioneer Bond Fund

Met Investors Series Trust – Pioneer Strategic     Income Portfolio

Pioneer Floating Rate Fund

Pioneer High Yield Fund

Pioneer Global High Yield Fund

Pioneer Institutional Solutions – Credit Opportunities

Pioneer Floating Rate Trust

Pioneer Strategic Income Fund

By:	Pioneer Investment Management, Inc.

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

Metropolitan Water Reclamation District Retirement     Fund

White Mountain Sub-Acct 193 Fund

Pioneer Institutional Core Plus Portfolio

Montpelier Investments Holdings Ltd.

Pioneer Core Plus Fixed Income Trust

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

By:	Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

PowerShares Senior Loan Portfolio

By:	Invesco Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

PPM GRAYHAWK CLO, LTD.

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

PPM Monarch Bay Funding LLC

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Prospero CLO II B.V.

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

PUTNAM ABSOLUTE RETURN 300 FUND

By:	Putnam Investment Management, LLC

By:	/s/ Kevin Parnell
Name: Kevin Parnell
Title: Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

QUALCOMM Global Trading Pte. Ltd.

By:	Invesco Senior Secured Management, Inc.
as Investment Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

REGATTA FUNDING LTD.

By:	Citi Alternative Investments LLC, attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

RiverSource Life Insurance Company

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

ROSEDALE CLO LTD.

By:	Princeton Advisory Group, Inc. the Collateral Manager

By:	/s/ Troy Isaksen
Name: Troy Isaksen
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

THE ROYAL BANK OF SCOTLAND PLC

By:	RBS Securities Inc.,
its Agent

By:	/s/ Matthew S. Rosencrans
Name: Matthew S. Rosencrans
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

SANDELMAN FINANCE 2006-2, LTD

By:	Mercer Park, LP
As Collateral Manager

By:	/s/ Andrew C. Curtis
Name: Andrew C. Curtis
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc.
As the Asset Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND

By:	ARES MANAGEMENT LLC,
as Portfolio Manager

By:	/s/ John Leupp
Name: John Leupp
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

By:	ARES MANAGEMENT LLC,
AS PORTFOLIO MANAGER

By:	/s/ John Leupp
Name: John Leupp
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Shackleton CLO I LTD

By:	Alcentra NY, LLC,
as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

[NAME OF INSTITUTION]

Silver Oak Capital, L.L.C., as nominee for AG MM, L.P.; AG Capital Recovery Partners VII, L.P.; AG Eleven Partners, L.P.; Nutmeg Partners, L.P.; AG Princess, LP; and AG Super Fund L.P.

By:	/s/ Thomas M. Fuller
Name: Thomas M. Fuller
Title: Authorized Signature

AG CENTRE STREET PARTNERSHIP, L.P.

By:	AG Centre Street GP LLC General Partner

By: Angelo, Gordon & Co., L.P. Manager

	By:	/s/ Thomas M. Fuller
Name: Thomas M. Fuller
Title: Authorized Signature

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

AG SUPER FUND INTERNATIONAL LTD.

By:	Angelo, Gordon Management LLC, Director

	By:	Angelo, Gordon & Co., L.P., Managing Member

		By:	/s/ Thomas M. Fuller
Name: Thomas M. Fuller
Title: Authorized Signature

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Spring Road CLO 2007-1, LTD.

By:	Denali Capital LLC, managing member of
DC Funding Partners, LLC,
Collateral Manager

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL, as a Lender

By:	apg Asset Management US Inc.

By:	/s/ Michael J. Leiva
Name: Michael J. Leiva
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

SUPERANNUATION FUNDS MANAGEMENBT CORPORATION OF SOUTHERN AUSTRALIA

By:	ARES HIGH YIELD STRATEGIES FUND IV MANAGEMENT, L.P.,
ITS INVESTMENT MANAGER

By:	ARES HIGH YIELD STRATEGIES FUND IV G.P., LLC,

ITS GENERAL PARTNER

By:	/s/ John Leupp
Name: John Leupp
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Swiss Capital Pro Loan III Plc

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

TRIMARAN CLO IV LTD.

By:	Trimaran Advisors, L.L.C.

By:	/s/ Dominick Mazzitelli
Name: Dominick Mazzitelli
Title: President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

TRIMARAN CLO V LTD.

By:	Trimaran Advisors, L.L.C.

By:	/s/ Dominick Mazzitelli
Name: Dominick Mazzitelli
Title: President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

TRIMARAN CLO VI LTD.

By:	Trimaran Advisors, L.L.C.

By:	/s/ Dominick Mazzitelli
Name: Dominick Mazzitelli Title: President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

TRIMARAN CLO VII LTD.

By:	Trimaran Advisors, L.L.C.

By:	/s/ Dominick Mazzitelli
Name: Dominick Mazzitelli Title: President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director

By:	/s/ Lana Gifas
Name: Lana Gifas Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARlOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

The University of Chicago

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber Title: Director – Bank Debt

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

VALHOLL, LTD.

By:	Regiment Capital Management, LLC as its Investment Advisor

By:	/s/ Mark A. Brostowski
Mark A. Brostowski Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

VECTOR TRADING (CAYMAN), L.P.
By its general partner

VCP CREDIT, L.L.C.

By:	/s/ David Baylor
Name: David Baylor Title: Chief Operating Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Vela Dollar Funding Limited

By:	/s/ Sinisa Krnic
Name: Sinisa Krnic Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Venture IX CDO, Limited

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Venture V CDO, Limited

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Venture VI CDO, Limited

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Venture VII CDO, Limited

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Venture VIII CDO, Limited

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Venture X CDO, Limited

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Veritas CLO II, LTD

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

WASATCH CLO LTD

By:	INVESCO Senior Secured Management, Inc., As Portfolio Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Westbrook CLO, Ltd.

By:	Shenkman Capital Management, Inc.,
as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Westbrook CLO I LTD

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Westbrook CDO II LTD

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

WG HORIZONS CLO I

By:	West Gate Horizons Advisors LLC,
as Investment Manager

By:	/s/ Bradley Bryan
Name: Bradley Bryan
Title: Senior Credit Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

WhiteHorse II, Ltd.

By:	WhiteHorse Capital Partners, LP
as collateral manager

By:	WhiteHorse Asset Advisor, LLC, its GP

By:	/s/ Ethan M. Underwood, CFA
Name: Ethan M. Underwood, CFA
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

WhiteHorse III, Ltd.

By:	WhiteHorse Capital Partners, LP
as collateral manager

By:	WhiteRock Asset Advisor, LLC, its GP

By:	/s/ Ethan M. Underwood, CFA
Name: Ethan M. Underwood, CFA
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

WhiteHorse IV, Ltd.

By:	WhiteHorse Capital Partners, LP
as collateral manager

By:	WhiteRock Asset Advisor, LLC, its GP

By:	/s/ Ethan M. Underwood, CFA
Name: Ethan M. Underwood, CFA
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

WIND RIVER CLO I LTD.

By:	THL Credit Senior Loan Strategies LLC,
as Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

WIND RIVER CLO II – TATE INVESTORS, LTD.

By:	THL Credit Senior Loan Strategies LLC,
as Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

XL RE Ltd.

By:	Regiment Capital Management, LLC
as its Investment Advisor

By:	/s/ Mark A. Brostowski
Name: Mark A. Brostowski
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, AMONG AFFINION GROUP
HOLDINGS, INC., AFFINION GROUP, INC., THE
VARIOUS AGENTS PARTY THERETO, THE
LENDERS PARTY THERETO, BANK OF
AMERICA, N.A., AS ADMINISTRATIVE AGENT
AND DEUTSCHE BANK SECURITIES INC.

Zeus Trading LLC

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]

CONSENT

Dated as of November 20, 2012

Reference is made to (a) Amendment No, 1 to the Amended and Restated Credit Agreement, dated as of November 20, 2012 (the “Amendment”; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement, dated as of April 9, 2010, among Affinion Group Holdings, Inc., Affinion Group, Inc., as the Borrower, Bank of America, N.A., as administrative agent for the Lenders, and the Lenders and Agents referred to therein (the “Credit Agreement”), and (c) the other Loan Documents referred to therein.

The undersigned, as parties to one or more of the Loan Documents, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 1 Effective Date, except that, on and after the Amendment No. 1 Effective Date, each reference to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment.

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

Amendment No. 1 to the Affinion Credit Agreement

AFFINION BENEFITS GROUP, LLC

AFFINION BRAZIL HOLDINGS I, LLC

AFFINION BRAZIL HOLDINGS II, LLC

AFFINON DATA SERVICES, INC.

AFFINION GROUP, LLC

AFFINION LOYALTY, LLC

AFFINION LOYALTY ACQUISITION, LLC

AFFINION LOYALTY GROUP, INC.

AFFINION PUBLISHING, LLC

BREAKFIVE, LLC

CARDWELL AGENCY, INC.

CCAA, CORPORATION

CONNEXIONS LOYALTY TRAVEL SOLUTIONS LLC

GLOBAL PROTECTION SOLUTIONS, LLC

INTERNATIONAL TRAVEL FULFILLMENT LLC

LIFT MEDIA, LLC

LONG TERM PREFERRED CARE, INC.

LOYALTY TRAVEL AGENCY LLC

PROSPECTIV DIRECT, INC.

TRAVELERS ADVANTAGE SERVICES, INC.

TRILEGIANT AUTO SERVICES, INC.

TRILEGIANT CORPORATION

TRILEGIANT INSURANCE SERVICES, INC.

TRILEGIANT RETAIL SERVICES, INC.

WATCHGUARD REGISTRATION SERVICES, INC.

WEBLOYALTY HOLDINGS, INC.

WEBLOYALTY.COM, INC.

By:	/s/ Todd Siegel
Name: Todd Siegel
Title: EVP

CUC ASIA HOLDINGS, by its partners

By: Trilegiant Retail Services, Inc. By: Trilegiant Corporation

	By:	/s/ Todd Siegel
Name: Todd Siegel Title: EVP

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT AGREEMENT]